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                                                                   EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Norwest Financial, Inc. on Form S-3 of our report dated January 14, 1998, appearing in the Annual Report on Form 10-K of Norwest Financial, Inc. for the year ended December 31, 1997 and to reference to us under the heading of "Experts" in the Prospectus, which is part of this Registration Statement.

                                          /S/ DELOITTE & TOUCHE LLP
                                          --------------------------------------
                                          Deloitte & Touche LLP

Chicago, Illinois
October 23, 1998